GOLDEN EAGLE INTERNATIONAL, INC.
                      2000 EMPLOYEE AND CONSULTANT STOCK
                              COMPENSATION PLAN

                           As Adopted June 1, 2000

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose past, present and potential contributions are important to the success of the Company and its subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of stock compensation. Capitalized terms not defined in the text are defined in Section 21.

2.  SHARES SUBJECT TO THE PLAN.

     2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 20,000,000 Shares. Subject to Sections 2.2 and 17, Shares that: (a) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company; or (b) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding but unvested Awards granted under this Plan.

     2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the number of Shares reserved for issuance under this Plan will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Market Price of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.  ELIGIBILITY.

     3.1 All Awards may be granted to natural persons who are employees, officers, consultants, independent contractors and advisors of the Company or any Subsidiary of the Company; provided such persons render bona fide services to or for the Company not in connection with the offer and sale of securities in a capital-raising transaction or in connection with investment banking or public relations services, or in connection with legal, accounting, or consulting services related thereto, and which services do not otherwise, directly or indirectly, promote or maintain a market for the registrant's securities, and provided, further, that Insiders are not eligible to participate in the Plan.

     3.2 Notwithstanding the foregoing, Awards under this Plan shall be granted only to persons who (i) have a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or (ii) by reason of their business or financial experience or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect their own interests in connection with the transaction.

     3.3   A person may be granted more than one Award under this Plan.

     3.4 In making an Award, the Committee will adopt resolutions to the effect of the resolutions set forth on Exhibit "A" hereto, to the extent applicable, subject to such modifications to the proposed resolutions as the Committee may determine to be appropriate or necessary in the circumstances.

4.   ADMINISTRATION.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan;

     (c)   select persons to receive Awards;

     (d)   determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

     (g)   grant waivers of Plan or Award conditions;

     (h)   determine the vesting of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j)   determine whether an Award has been earned; and

     (k) make all other determinations necessary or advisable for the administration of this Plan.

     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     4.3 Committee Members. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan.

     4.4 Administration by the Board. If the Board has not established a Committee for the administration of this Plan and Awards granted under this Plan, the Board will administer the Plan and all references herein to the "Committee" shall mean the Board.

5. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     5.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

     5.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Market Price of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with
Section 7 of this Plan.

     5.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

6.   STOCK BONUSES AND COMPENSATION.

     6.1 Awards of Stock Bonuses. A Stock Bonus and Stock Compensation are an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Subsidiary of the Company.

     (a) A Stock Bonus and Stock Compensation may be awarded for past services already rendered to the Company, or any Subsidiary of the Company pursuant to an Award Agreement (the "AWARD AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Compensation may also be awarded in consideration of an agreement in writing to perform future services for the Company if the Committee determines such consideration to be adequate in light of the circumstances.

     (b) A Stock Bonus or Stock Compensation may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     (c) Stock Bonuses and Stock Compensation may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

     6.2 Terms of Stock Bonuses and Stock Compensation. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus or Stock Compensation is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine:

     (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus or Stock Compensation;

     (b) the performance goals and criteria to be used to measure the performance, if any;

     (c)   the number of Shares that may be awarded to the Participant; and

     (d) the extent to which such Stock Bonuses or Stock Compensation have been earned.

Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses and Stock Compensation that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses and Stock Compensation to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     6.3 Form of Payment. The earned portion of a Stock Bonus or Stock Compensation may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

     6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus or Stock Compensation only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

7.   PAYMENT FOR SHARE PURCHASES.

     7.1 Payment. Where payment is required, payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)   by cancellation of indebtedness of the Company to the Participant;

     (b)   by surrender of Shares that either:

          (i) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or

          (ii)  were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant for services rendered; or

     (e)   by any combination of the foregoing.

     7.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.   TAXES.

     8.1 Participant is Responsible for Tax Liabilities; Indemnification. The Participant is responsible for any liability arising under the Code or any state or local law assessing taxes against income as a result of any Restricted Stock Award, Stock Bonus, or Stock Compensation granted or paid pursuant to the Plan. The Company will provide each Participant with a Form 1099 or other appropriate form required by the Internal Revenue Service to report any Award. Each Participant should consult with his or her personal tax advisors with respect to any potential liability. Each Participant agrees to indemnify and hold the Company harmless from any tax liability incurred by the Participant which may be assessed against the Company.

     8.2 Withholding Generally. Notwithstanding the Participant's liability as set forth in Section 8.1, above (and without any admission by the Company of any liability or responsibility to do so), whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     8.3 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Market Price equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

9.   PRIVILEGES OF STOCK OWNERSHIP.

     9.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock.

     9.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase or other acquisition of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

10. TRANSFERABILITY. Shares issued under this Plan are only transferable in accordance with all requirements of the Securities Act, the Exchange Act, and all applicable state laws.

11. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.   ESCROW; PLEDGE OF SHARES.

     13.1 To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     13.2 Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral.

     13.3 In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

     15.1 An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.

     15.2 Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:

     (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or

     (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.

     15.3 The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employment of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

17.   CORPORATE TRANSACTIONS.

     17.1   Assumption or Replacement of Awards by Successor.

     (a)   In the event of

          (i)   a dissolution or liquidation of the Company,

          (ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

          (iii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, or

          (iv)  the sale of substantially all of the assets of the Company,

any or all outstanding Awards may be assumed, converted, terminated, or replaced by the successor corporation (if any), which assumption, conversion, termination, or replacement will be binding on all Participants.

     (b) In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards).

     (c) The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Section 17, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

     17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

     17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either:

     (a) granting an Award under this Plan in substitution of such other company's award; or

     (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.

     Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.

     17.4 In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged.

18. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Colorado.

19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan.

20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval (if submitted to the shareholders for approval), nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     21.1 "AWARD" means any award under this Plan, including any Restricted Stock, Stock Bonus or Stock Compensation.

     21.2 "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     21.3   "BOARD" means the Board of Directors of the Company.

     21.4   "CAUSE" means Termination because of

     (a) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud or any unlawful use by the Participant of drugs or other controlled substances,

     (b) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company,

     (c) any material breach by the Participant of any provision of any agreement or understanding between the Company and the Participant regarding the terms of the Participant's service as an employee, director, consultant, independent contractor or adviser to the Company or a Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director, consultant, independent contractor or adviser of the Company or a Subsidiary of the Company, other than as a result of being Disabled, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant,

     (d) Participant's disregard of the policies of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or

     (e) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

     21.5   "CODE" means the Internal Revenue Code of 1986, as amended.

     21.6 "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     21.7 "COMPANY" means Golden Eagle International, Inc., or any successor corporation.

     21.8 "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

     21.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     21.10 "INSIDER" means any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act or whose transactions in the Company's Common Stock are subject to Section 16(b) of the Exchange Act.

     21.11 "MARKET PRICE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

     (d) if none of the foregoing is applicable, by the Committee in good faith.

     21.12   "OUTSIDE DIRECTOR" means any director who is not;

     (a)   a current employee of the Company or any Subsidiary of the Company;

     (b) a former employee of the Company or any Subsidiary of the Company who is receiving compensation for prior services (other than benefits under a tax- qualified pension plan);

     (c) a current or former officer of the Company or any Subsidiary of the Company; or

     (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent or Subsidiary of the Company;

     provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under
Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

     21.13 "PARTICIPANT" means a person who receives an Award under this Plan.

     21.14   "PLAN" means this Plan, as amended from time to time.

     21.15   "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 5.

     21.16   "SEC" means the Securities and Exchange Commission.

     21.17   "SECURITIES ACT" means the Securities Act of 1933, as amended.

     21.18 "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

     21.19 "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 6.

     21.20 "STOCK COMPENSATION" means an award of Shares in lieu of or in addition to cash or other compensation the Participant may receive.

     21.21 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     21.22 "TERMINATION" or "TERMINATED" means, or purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary of the Company.

     (a) An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.

     (b) In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

     21.23 "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

     21.24 "VESTED SHARES" means "Vested Shares" as defined in the Award Agreement.

22. EFFECTIVENESS OF AWARD. No Award will be effective until the Participant accepts the Award in writing, in a form approved by the Company.

23.   ADOPTION.     This plan was adopted by the Board of Directors of the
Company on June 1, 2000.

                         Golden Eagle International, Inc.

                              /s/ Terry C. Turner
                         By: __________________________
                              Terry C. Turner, President

                                 EXHIBIT 'A'

                 Sample Board Resolutions for Grant of Award

Be It:

RESOLVED, that there by and hereby is awarded to ____________ ("Recipient") a total of _______ shares of the Company's common stock pursuant to Section _____ [5 or 6] of the 2000 Employee and Consultant Stock Compensation Plan (the "Plan"), subject to the conditions set forth below and in the agreement to be entered into by the Recipient, and in connection with such Award, the Board, after inquiry, hereby makes the following determinations:

* The Recipient has rendered bona fide services to or for the Company, and such services have not been in connection with the offer and sale of securities in a capital raising transaction or in connection with investment banking or public relations services, or in connection with legal, accounting, or other consulting services related thereto, and which services do not otherwise, directly or indirectly, promote or maintain a market for the registrant's securities;

*     The Recipient is not an Insider (as that term is defined in the Plan);

*     To the knowledge of the Board, the Recipient [strike one, if applicable]
     (i) has a pre-existing personal or business relationship with the Company or one of its officers, directors, or controlling persons; and
     (ii) by reason of the Recipient's business or financial experience or the business or financial experience of their professional advisors who are unaffiliated with an who are not directly or indirectly compensated by the Company or any affiliate or agent of the Company, could be reasonably assumed to have the capacity to protect his or her own interests in connection with the Award.

* [If a Restricted Stock Award pursuant to Section 5 of the Plan] The Purchase Price of the Shares to be sold to the Recipient is at least 85% of the Market Price of such Shares (as defined in the Plan), and such consideration is hereby determined to be adequate.

      [If applicable] The Restricted Stock Award is subject to the following additional restrictions pursuant to the Plan (including, without limitation, Section 5.3 thereof): _________________

* [If a Stock Bonus or Stock Compensation pursuant to Section 6 of the Plan] The value of the services rendered to the Company [or __________] is adequate consideration for the issuance of the Stock Bonus or Stock Compensation;

      [If applicable] The following performance standards be and hereby are established which, when met, the shares issued pursuant to this resolution will be non-forfeitable;

     [Vesting provisions, if applicable]
     [Repurchase right pursuant to Section 11 of the Plan, if applicable] [Escrow/Pledge pursuant to Section 13 of the Plan, if applicable]

     RESOLVED, that when the Shares are issued and paid-for in accordance with the foregoing resolutions and when accepted by the Recipient by executing and delivering to the Company an appropriate Award Agreement, and subject to any vesting or performance requirements imposed in the foregoing resolution or in the Award Agreement, the shares will be legally and validly issued, fully-paid and non-assessable.

                               AWARD AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

     This Subscription Agreement is entered for the purpose of ___________________ acquiring ________ shares of the common stock (the "Securities") of GOLDEN EAGLE INTERNATIONAL, INC., a Colorado corporation (the "Corporation") from the Corporation pursuant to the Corporation's 2000 Employee and Consultant Stock Compensation Plan (the "Plan") in accordance with a resolution of the Board of Directors (or Compensation Committee of the Board of Directors, as applicable), as (each an "Award"): [check as applicable]

_____   (i)   A Restricted Stock Award pursuant to Section 5 of the Plan

_____   (ii)  a Stock Bonus; or

_____   (ii)  Stock Compensation.

     It is understood that no grant of any Securities at a time when no registration statement relating thereto is effective under the Securities Act of 1933, as amended (the "1933 Act") can be completed until the Undersigned executes this Award Agreement and delivers it to the Corporation, and then such grant or exercise is effective only in accordance with the terms of the Plan, the resolutions by which the Award was granted, and this Award Agreement. The Undersigned understands that this Agreement is not effective unless the Undersigned accepts the terms of this Agreement in writing not later than _________, 2000.

     In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Corporation as follows:

     a. The Undersigned has been provided, and has reviewed all available reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's annual report on Form 10-K (or Form 10-KSB) for the most recently-completed fiscal year and all Forms 10-Q (or Forms 10-QSB) for the quarters subsequent to the end of the most recent fiscal year, the Plan, and such other information as the Undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

     b. The Undersigned has received and reviewed all Available Information, as the Undersigned has deemed necessary or appropriate for the purposes of considering the acceptance of the Securities. In addition, the Undersigned has reviewed all Available Information with its legal, investment, tax, and financial advisors to the extent the Undersigned has deemed such consultation appropriate. The Undersigned has also consulted with such advisors with regard to the advisability of this transaction to the extent the Undersigned has deemed such consultation to be appropriate. The Undersigned acknowledges that the Corporation has advised it that it recommends that the Undersigned obtain such advice and consultation.

     c. The Undersigned acknowledges that an investment in the Corporation constitutes a high degree of risk, and there can be no assurance that any portion of the Undersigned's investment will be returned to the Undersigned at any time. By executing this understanding, the Undersigned acknowledges that he or she understands the risks involved and is willing and able to withstand the possible complete loss of the Undersigned's investment.

     d. The Undersigned understands that the future conduct of the Corporation's business is dependent upon a number of factors and there is no assurance that the Corporation will be able to conduct its operations as contemplated in this agreement or in any other information given to the Undersigned.

     e. The Corporation has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition which the Corporation possesses or can acquire without unreasonable effort or expense.

     f. The Securities are being acquired by the Undersigned for his own account and not on behalf of any other person or entity. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future except in accordance with an exemption from registration, which must be established to the satisfaction of the Corporation.

     g. The Undersigned understands that the Securities being acquired hereby may not have been registered under the 1933 Act or any state or foreign securities laws, and (unless registered) are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions. If the Securities are registered under the 1933 Act, the Undersigned will accept the Securities and may transfer the Securities only in accordance with the registration statement. If the Securities are registered, the Undersigned understands and acknowledges that the Corporation has the right to terminate, withdraw, or suspend the registration statement at any time and for any reason.

     h. By the Undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

     i. This Subscription Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

     j. The issuance and delivery of the Securities pursuant hereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange upon which the Common Stock then may be listed.

     k. [If a vesting schedule] The Undersigned acknowledges and agrees that the shares granted as a Bonus pursuant to this subscription agreement vest in accordance with the following schedule, and all shares which have not yet vested shall be forfeited to the Corporation if the Undersigned ceases being an employee, officer or director of or consultant to the Corporation:

          ___________ shares vest immediately
          ___________ shares vest ________, ____
          ___________ shares vest ________, ____
          ___________ shares vest ________, ____
          ___________ shares vest ________, ____

     l.   [If a performance requirement or other restrictions or conditions]

     m. [If applicable] The Undersigned acknowledges and agrees that the Corporation has withheld ___________ shares for the payment of taxes as a result of the grant of the Securities. The Undersigned further acknowledges and agrees that he will pay when due all taxes due as a result of the grant of the Securities, and that he will further indemnify and hold the Company harmless if he fails to do so.

     n. [If applicable] The Undersigned acknowledges that he understands his obligations under the Securities Exchange Act of 1934 to report his beneficial interest in the Securities and other capital stock of the Company he may own directly or indirectly, and the Undersigned agrees that he will promptly, within the time limits required by the Securities Exchange Act of 1934, file all reports required of him, if any, under Section 13(d), Section 13(g), or Section 16(a) of the Securities Exchange Act of 1934.

     o. Incorporation of the Plan. The Undersigned acknowledges that the Securities were granted pursuant to the Plan, and that the Plan is incorporated herein by this reference and the Corporation will provide a copy of the Plan to you at your request. In the event that any provision in this Agreement conflicts with a provision in the Plan and the board resolution pursuant to which the Securities were granted, the Plan and the board resolution, shall govern.

                         (Undersigned)



______________, ____     ____________________________
                         Recipient: _________________
                         Tax ID Number:______________
                         Address:  __________________
                         ____________________________
                         ____________________________